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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            November 15, 1995

                            JCP MASTER CREDIT CARD TRUST
                            (Issuer of the Certificates)

                                 JCP RECEIVABLES, INC.
                 (Exact name of registrant as specified in its charter)

       Delaware                       0-17270                   75-2231415
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

       5001 Spring Valley Road
       Dallas, Texas                                             75244
(Address of principal executive offices)                       (Zip Code)

(Registrant's telephone number,
including area code):                                         (214) 960-4611

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Item 7. Financial Statements and Exhibits

The following are filed as Exhibits to this Report:

         99.1 Monthly Certificateholders' Statement - Series B for the month ended October 31, 1995.

         99.2 Monthly Certificateholders' Statement - Series C for the month ended October 31, 1995.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JCP RECEIVABLES, INC.

Date:  November 15, 1995                     By:  /s/ Catherine A. Walther
                                                  ------------------------
                                                  Catherine A. Walther
                                                  President
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INDEX TO EXHIBITS

Exhibit
Number        Exhibit

99.1 Monthly Certificateholders' Statement - Series B for the month ended October 31, 1995.

99.2 Monthly Certificateholders' Statement - Series C for the month ended October 31, 1995.

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